Exhibit 10.1(i)

                              HOLLYWOOD MEDIA CORP.

                           401(K)/PROFIT SHARING PLAN

                        (Effective as of January 1, 2001)


                                TABLE OF CONTENTS
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
ARTICLE I - DEFINITIONS...........................................................................................1
         Section 1.1       Definitions............................................................................1
ARTICLE II - ELIGIBILITY..........................................................................................8
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         Section 2.1       Eligibility Requirements...............................................................8
                           ------------------------
         Section 2.2       Reemployment...........................................................................9
                           ------------
         Section 2.3       Election to Make Deferred Participant Contributions....................................9
                           ---------------------------------------------------
ARTICLE III - PARTICIPANT CONTRIBUTIONS...........................................................................9
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         Section 3.1       Amount of Contribution.................................................................9
                           ----------------------
         Section 3.2       Change of Rate of Contribution........................................................10
                           ------------------------------
         Section 3.3       Suspension of Contribution............................................................10
                           --------------------------
         Section 3.4       Payment of Contribution...............................................................11
                           -----------------------
         Section 3.5       Transfer from Qualified Plans.........................................................11
                           -----------------------------
         Section 3.6       Additional Participant Contributions Following Qualified Military Service.............13
                           -------------------------------------------------------------------------
ARTICLE IV - EMPLOYER CONTRIBUTIONS..............................................................................14
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         Section 4.1       Employer Contributions................................................................14
                           ----------------------
         Section 4.2       Payment of Contributions..............................................................15
                           ------------------------
         Section 4.3       Return of Contributions...............................................................15
                           -----------------------
         Section 4.4       Allocation of Employer Contributions..................................................16
                           ------------------------------------
ARTICLE V - CONTRIBUTION LIMITATIONS.............................................................................17
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         Section 5.1       Definitions...........................................................................17
                           -----------
         Section 5.2       Actual Deferral Percentage Tests......................................................20
                           --------------------------------
         Section 5.3       Adjustment for Actual Deferral Percentage Tests.......................................21
                           -----------------------------------------------
         Section 5.4       Maximum Contribution Percentage Tests.................................................23
                           -------------------------------------
         Section 5.5       Adjustment for Excessive Contribution Percentage......................................25
                           ------------------------------------------------
         Section 5.6       Multiple Employer Non-discrmmination Testing..........................................25
                           --------------------------------------------
         Section 5.7       Limitation on Contributions on Behalf of Individual Employees.........................26
                           -------------------------------------------------------------
ARTICLE VI - ADMINISTRATION OF FUNDS.............................................................................29
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         Section 6.1       Appointment of Trustee................................................................29
                           ----------------------
         Section 6.2       Payment of Plan Expenses..............................................................29
                           ------------------------
         Section 6.3       Participants' Accounts................................................................29
                           ----------------------
         Section 6.4       Valuation of the Investment Funds.....................................................29
                           ---------------------------------
         Section 6.5       Valuation of the Trust Fund...........................................................30
                           ---------------------------
         Section 6.6       Allocation of Increase or Decrease In Value of Investment Fund........................31
                           --------------------------------------------------------------
         Section 6.7       Allocation of Changes in Trust Fund Value.............................................31
                           -----------------------------------------
ARTICLE VII - INVESTMENT OF TRUST FUNDS..........................................................................31
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         Section 7.1       Investment Funds......................................................................31
                           ----------------
         Section 7.2       Investment Elections..................................................................31
                           --------------------
         Section 7.3       Changing an Investment Election.......................................................32
                           -------------------------------
ARTICLE VIII - PAYMENT OF BENEFITS...............................................................................32
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         Section 8.1       Retirement Benefits...................................................................32
                           -------------------
         Section 8.2       Limitations Regarding Time of Payment of Benefits.....................................33
                           -------------------------------------------------
         Section 8.3       Trustee to Trustee Transfer...........................................................34
                           ---------------------------
         Section 8.4       Withholding of Income Tax.............................................................35
                           -------------------------
         Section 8.5       Waiver of Notice Requirements.........................................................37
                           -----------------------------
         Section 8.6       Location of Participant or Beneficiary Unknown........................................38
                           ----------------------------------------------
ARTICLE IX - SEVERANCE AND VESTING...............................................................................38
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         Section 9.1       Benefits Upon Severance...............................................................39
                           -----------------------




         Section 9.2       Payment of Participant's Benefits Upon Severance......................................39
                           ------------------------------------------------
         Section 9.3       Vesting.............................................................................  40
                           -------
ARTICLE X - WITHDRAWALS..........................................................................................42
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         Section 10.1      Hardship Withdrawals..................................................................42
                           --------------------
         Section 10.2      Amount Available for Withdrawal.......................................................44
                           -------------------------------
         Section 10.3      Payment of Withdrawals................................................................45
                           ----------------------
ARTICLE XI - DEATH BENEFITS......................................................................................45
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         Section 11.1      Death Prior to Commencement of Payment................................................45
                           --------------------------------------
         Section 11.2      Death After Commencement of Payments..................................................45
                           ------------------------------------
         Section 11.3      Verification of Death Benefit Payments................................................46
                           --------------------------------------
         Section 11.4      Beneficiary Designation...............................................................46
                           -----------------------
ARTICLE XII - LOANS..............................................................................................48
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         Section 12.1      Availability..........................................................................48
                           ------------
         Section 12.2      Maximum Amount........................................................................48
                           --------------
         Section 12.3      Promissory Note.......................................................................48
                           ---------------
         Section 12.4      Repayment.............................................................................48
                           ---------
         Section 12.5      Reduction of Account Balance..........................................................49
                           ----------------------------
         Section 12.6  Administrative Costs of Loans.............................................................49
                       -----------------------------
ARTICLE XIII        AMENDMENT, MODIFICATION AND TERMINATION; MERGER..............................................49
- ------------        -----------------------------------------------
         Section 13.1      Right to Amend or Terminate...........................................................49
                           ---------------------------
         Section 13.2      Vesting Upon Termination or Discontinuance of Contributions...........................50
                           -----------------------------------------------------------
         Section 13.3      Non-Diversion of Assets...............................................................50
                           -----------------------
         Section 13.4      Merger or Consolidation of Plan; Transfer of Plan Assets..............................51
                           --------------------------------------------------------
ARTICLE XIV - ADMINISTRATIVE COMMITTEE...........................................................................51
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         Section 14.1      Establishment of Administrative Committee.............................................51
                           -----------------------------------------
         Section 14.2      Delegation of Specific Responsibilities...............................................52
                           ---------------------------------------
         Section 14.3      Power to Establish Regulations........................................................52
                           ------------------------------
         Section 14.4      Claims Procedure......................................................................52
                           ----------------
         Section 14.5      Liability of the Committee............................................................54
                           --------------------------
         Section 14.6      Fiduciary Responsibility -- Insurance, Bonding........................................55
                           ----------------------------------------------
         Section 14.7      Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration......55
                           --------------------------------------------------------------------------------
ARTICLE XV - GENERAL PROVISIONS..................................................................................56
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         Section 15.1      Prohibition Against Attachment........................................................56
         Section 15.2      Facility of Payment...................................................................58
                           -------------------
         Section 15.3      Payment to Minor Beneficiary..........................................................59
                           ----------------------------
         Section 15.4      No Rights of Employment...............................................................59
                           -----------------------
         Section 15.5      Liability for Payment.................................................................59
                           ---------------------
         Section 15.6      Applicable Law........................................................................59
                           --------------
         Section 15.7      Construction..........................................................................59
                           ------------
         Section 15.8      Titles................................................................................59
                           ------
         Section 15.9      Counterparts..........................................................................60
                           ------------
ARTICLE XVI - TOP-HEAVY PROVISIONS...............................................................................60
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         Section 16.1      Definitions...........................................................................60
                           -----------
         Section 16.2      Top-Heavy Vesting Schedule............................................................64
                           --------------------------
         Section 16.3      Top-Heavy Minimum Contribution........................................................64
                           ------------------------------
         Section 16.4      Top-Heavy Adjustment to Section 415 Limitations.......................................65
                           -----------------------------------------------
         Section 16.5      Certain Benefits Disregarded..........................................................66
                           ----------------------------
         Section 16.6      Multiple Employer Top-Heavy Provisions................................................66
                           --------------------------------------
APPENDIX I.......................................................................................................67
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APPENDIX II......................................................................................................69
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

                                      -ii-
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                              HOLLYWOOD MEDIA CORP.

                           401(K)/PROFIT SHARING PLAN


                             ARTICLE I - DEFINITIONS

         Section 1.1 Definitions. Whenever used herein, the following words shall have the meaning set forth below unless otherwise clearly required by the context:

                  (a) "Actuarial Equivalent" means equality in value of the amounts expected to be received under different forms of payment, based upon actuarial assumptions adopted by the Committee.

                  (b) "Authorized Leave of Absence" means an absence authorized or recognized by an Employer under its standard personnel practices.

                  (c) "Board of Directors" means the Board of Directors of Hollywood Media Corp.

                  (d) "Break in Service" means a Plan Year during which an Employee fails to complete more than 500 Hours of Service. Notwithstanding any other provision of this subsection to the contrary, an Employee who is reemployed following a period of Qualified Military Service shall be treated as not having incurred a Break in Service by reason of such Qualified Military Service.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (f) "Committee" means the administrative committee of the Plan, the establishment and responsibilities of which are set forth in Article XIII.

                  (g) "Compensation" means the total compensation paid to a Participant during a Plan Year by the Employer before any payroll deductions (including Deferred Participant Contributions) for taxes or insurance. In the case of a Participant who is not a Participant for a full Plan Year, his Compensation for that year shall be the amount received during the portion of the year while he was a Participant. For purposes of the Plan, the Committee shall consider only Compensation which is not in excess of the limit under
Section 401(a)(17) of the Code, as adjusted by the Commissioner of Internal Revenue ($170,000 for 2001).

                  (h) "Deferred Participant Contribution" means the amount contributed to the Plan on behalf of a Participant in accordance with Sections
3.1 and 3.6 of this Plan.

                  (i) "Deferred Participant Contribution Account" means the account established and maintained for a Participant in accordance with Section
3.4 of this Plan.

                  (j) "Employee" means an individual employed by the Employer.

                  (k) "Employer" means Hollywood Media Corp., a corporation formed under the laws of the State of Florida, each Related Employer which adopts this Plan, and each Unrelated Employer which adopts the Plan. Each Related Employer which adopts this Plan shall be set forth in Appendix II.

                  (l) "Employer Contribution Account" means the account established and maintained for a Participant to record the amount of the Employer contributions allocated to his account, as well as the earnings and profits accrued thereon.

                  (m) "Employer Matching Contribution" means all amounts contributed to this Plan by the Employer in accordance with Section 4.1(a) and
(c)(1) of the Plan.

                  (n) "ERISA" means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  (o) "Hour of Service" means

                        (1) each hour for which an Employee is paid or entitled to be paid for the performance of duties for the Employer or Related Employer,

                        (2) each hour for which an Employee is paid or entitled to be paid by the Employer or Related Employer for periods during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, and

                        (3) each hour for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer or Related Employer, if not already credited under this sentence.

Notwithstanding the foregoing, no more than 501 Hours of Service will be credited to an Employee for any single continuous period during which the Employee performs no duties; credit will not be given for a period for which duties are not performed if payment is made under a plan maintained solely to comply with applicable worker's compensation, unemployment or disability insurance laws; and no credit shall be given for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. A payment shall be deemed to be made by or due from the Employer or Related Employer under the preceding sentence whether made by or due from the Employer or Related Employer directly or indirectly through a trust fund, insurer, or other entity to which the Employer or Related Employer contributes or pays premiums, regardless of whether contributions are for the benefit of particular employees or are on behalf of a group of employees in the aggregate. Hours of Service shall be credited under the terms of Department of Labor regulations Section 2530.200b-2(b) and (c). Notwithstanding the foregoing, there shall be credited as Hours of Service solely for purposes of determining whether a Break in Service has occurred, in the case of a Participant who is absent from work for any period beginning on or after January 1, 1985, (i) by reason of the pregnancy of such Participant, (ii) by reason of the birth of a child of the Participant, (iii) by reason of the placement of a child with the Participant in connection with the adoption of a child by the Participant, or (iv) for purposes of caring for a child of the Participant immediately following its birth or placement, either:

                        (1) the Hours of Service which otherwise normally would have been credited to such Participant but for the absence, or

                        (2) if the Plan is unable to determine the number of Hours of Service described in (1), eight hours per day of absence.

Pursuant to the foregoing, a Participant will be credited only with as many Hours of Service as are necessary to prevent such Participant from incurring a Break in Service and in no event will more than 501 Hours of Service be credited to such Participant by reason of any one pregnancy or placement. Such Hours of Service shall be credited to the Plan Year in which the absence begins, if such crediting would prevent the Participant from incurring a Break in Service for such Plan Year; otherwise, such Hours of Service shall be credited to the immediately following Plan Year. No credit will be given with respect to any pregnancy or placement unless the Participant files with the Committee such information as it shall require to establish the reason for the Participant's absence and the number of days of absence attributable to a reason for which Hours of Service will be credited hereunder.

                  (p) "Investment Funds" means any separate funds created from time to time by the Committee pursuant to Section 7.1 for investment of a Participant's account.

                  (q) "Named Fiduciary" means Nicholas Hall. In addition, the Named Fiduciary is the plan fiduciary who is responsible for maintaining the Plan's compliance with Section 404(c) of ERISA. The Named Fiduciary's duties shall include the provision of information available upon the request of a Participant as provided by Section 2550.404c-1(b)(2)(I)(B)(1)(vi) of the Department of Labor regulations.

                  (r) "Normal Retirement Age" means the date an Employee attains age 65.

                  (s) "Participant" means an Employee who has become a Participant in accordance with the requirements of Article II hereof. Notwithstanding any other provisions of the Plan to the contrary, an Employee may not become a Participant until he has completed the application described in
Section 2.3.

                  (t) "Plan" means the Hollywood Media Corp. 401(k)/Profit Sharing Plan as set forth herein, as the same may hereafter be amended from time to time by written resolution of the Board of Directors.

                  (u) "Plan Year" means the 12-consecutive month period ending on each December 31.

                  (v) "Postponed Retirement Age" means the date which occurs after a Participant's Normal Retirement Age in which the Participant separates from the service of the Employer.

                  (w) "Qualified Employer Securities" means common stock of the Employer.

                  (x) "Qualified Military Service" means service in the uniformed services (as defined in chapter 43 of title 38, United States Code) by an Employee of the Employer if such Employee is entitled to reemployment rights under such chapter with respect to such service.

                  (y) "Qualified Military Service Compensation" means the compensation a Participant would have received during a period if the Participant were not in Qualified Military Service, determined based on the rate of pay the Participant would have received from the Employer but for the absence during the period of Qualified Military Service, or if the compensation the Participant would have received was not reasonably certain, the Participant's average compensation from the Employer during the 12-month period immediately preceding the Qualified Military Service (or, if shorter, the period of employment immediately preceding the Qualified Military Service).

                  (z) "Related Employer" means (i) any corporation on and after the date that it, together with the Employer, is a member of a controlled group of corporations as described in Section 414(b) of the Code; (ii) any other trade or business (whether or not incorporated) on and after the date that it and the Employer are under common control as described in Section 414(c) of the Code; and (iii) any organization (whether or not incorporated) on and after the date that it, together with the Employer, is a member of an affiliated group of employers as described in Section 414(m) of the Code.

                  (aa) "Totally and Permanently Disabled" A Participant shall be considered totally and permanently disabled hereunder if he has a condition which results in the Participant's total and permanent inability to meet the requirements of the Participant's customary employment which can be expected to last for a continuous period of not less than 12 months. The Committee may require such proof of disability as will be satisfactory to it.

                  (ab) "Trust Agreement" means the agreement entered into by the Employer and the Trustee with respect to holding and administering the Trust Fund for the Plan.

                  (ac) "Trust Fund" means the fund which shall consist of contributions of this Plan or prior plans and each other plan merged into the Plan, and all investment income thereon.

                  (ad)"Trustee" means Nicholas Hall, or any successor.

                  (ae) "Unrelated Employer "means each employer which adopts this Plan and which is not a Related Employer. Each Unrelated Employer shall be set forth on Appendix II.

                  (af) "Valuation Date" means the last day of each Plan Year.

                  (ag) "Year of Service" means each Plan Year in which a Participant completes not less than 1,000 Hours of Service. Notwithstanding the foregoing, for purposes of Article II, a Year of Service means an Employee's completion of not less than 1,000 Hours of Service during a 12-month period of employment with the Employer, beginning on the date that his employment commenced or the first day of any Plan Year thereafter.

                            ARTICLE II - ELIGIBILITY
                            ------------------------

         Section 2.1 Eligibility Requirements. Any Employee in the employ of the Employer as of January 1, 2001 shall become a Participant as of January 1, 2001. The participation of any other Employee shall commence on the first day of the month next succeeding the Employee's completion of one Year of Service and attainment of age 18. This Section 2.1 is subject to the requirement pertaining to the completion of the application described in Section 2.3.

         Section 2.2 Reemployment. Any person who leaves the Employer's service after becoming eligible to participate shall again become a Participant upon his return to the Employer's service.

         Section 2.3 Election to Make Deferred Participant Contributions. Any Participant may make Deferred Participant Contributions by filing an application with and in the form prescribed by the Committee. The application shall (a) state the percentage, within the limits set forth in Section 3.1 and Section 3.6 of this Plan, of the Participant's Compensation which he desires to have reduced and contributed by the Employer to the Plan, (b) contain a statement that the Participant is familiar with the Plan and the rules governing withdrawals from the Plan as set forth in Article X of the Plan, (c) authorize Deferred Participant Contributions in accordance with Section 3.1 and 3.6, and (d) be signed by the Participant. The Committee will promptly process the application and notify the Participant in writing of its acceptance or nonacceptance thereof.

                  ARTICLE III - PARTICIPANT CONTRIBUTIONS
                  ----------------------------------------

         Section 3.1 Amount of Contribution. Each Participant may initially authorize the Employer to reduce his Compensation by an amount equal from 1% to 15% of his Compensation and to make Deferred Participant Contributions under the Plan in an equal amount on his behalf; provided, however, that the Deferred

Participant Contributions made on behalf of a Participant in a Plan Year shall not exceed the limit under Section 402(g) of the Code ($10,500 for 2001), adjusted for each Plan Year to take into account any cost-of-living increase adjustment provided for such Plan Year under Section 402(g)(5) of the Code. The rate of Deferred Participant Contributions made on behalf of a highly compensated Employee may, from time to time, be (1) reduced by the Employer to comply with the limitations set forth in Article V, or (2) increased by the Employer to permit the highly compensated Employee to make Deferred Participant Contributions up to the maximum limits set forth in Article V.

         Section 3.2 Change of Rate of Contribution. A Participant may elect to change his rate of Deferred Participant Contributions, within the limits specified hereinabove, as of any pay date. The Participant's election to change his rate of Deferred Participant Contributions must be made in writing to the Committee, on a form provided by the Committee, within the time limit prescribed by the Committee.

         Section 3.3 Suspension of Contribution. A Participant may elect to suspend Deferred Participant Contributions by means of written notice to the Committee, on a form provided by the Committee. The Participant may, in the same manner as provided under Section 3.2, elect to resume Deferred Participant Contributions as of any pay date succeeding the suspension period which the Participant elected to suspend Deferred Participant Contributions. Deferred Participant Contributions shall be automatically suspended for any period during which a Participant is not an Employee.

         Section 3.4 Payment of Contribution. Deferred Participant Contributions for any Plan Year shall be paid to the Trustee monthly to the extent practicable and in any event within one year after the end of such Plan Year. All Deferred Participant Contributions, when received by the Trustee, shall be credited to the respective Deferred Participant Contribution Accounts of the Participants. Such contributions shall be paid, without interest, in cash.

         Section 3.5 Transfer from Qualified Plans.

                  (a) Any Employee, whether or not a Participant, may contribute to this Plan an amount consisting of an eligible rollover distribution or transfer from a conduit IRA, provided that the contribution shall not jeopardize the tax-exempt status of the Plan or Trust Fund or create adverse tax consequences for the Employer.

                  (b) Any such contribution shall be maintained, for accounting purposes only, as a separate subdivision (the Participant's "Rollover Account") within his individual account and shall at all times be fully vested and nonforfeitable. Such Rollover Account shall be commingled, for investment purposes only, and invested in the investment options selected by the Participant on a form provided by the Committee. If the Participant fails to make such an election, his account shall be invested at the same percentage amounts as selected by the Participant in accordance with Section 7.2 with respect to his individual account.

                  (c) For purposes of this Section, an eligible rollover distribution or transfer from a conduit individual retirement account or annuity means:

                        (1) an eligible rollover distribution, within the meaning of Section 402 of the Code, which is transferred to this Plan by the Participant no later than sixty (60) days following the day on which the Participant received the distributed amount;

                        (2) an eligible rollover distribution, within the meaning of Section 402 of the Code, which is transferred to this Plan directly by another qualified trust at the Participant's direction; or

                        (3) an amount transferred to this Plan, within sixty
(60) days of the Participant's receipt of a distribution thereof, from an individual retirement account or annuity that has no assets other than assets (together with earnings thereon) which were previously distributed to the Participant as an eligible rollover distribution and which were deposited in such conduit individual retirement account or annuity within sixty (60) days of such previous distribution. For purposes of an eligible rollover distribution described in (1) above, the Participant may contribute an amount equal to the gross amount of the distribution, notwithstanding that a portion of the distribution may have been withheld for taxes.

         Section 3.6 Additional Participant Contributions Following Qualified Military Service.

                  (a) The following definitions apply to this Section:

                        (1) "Additional Deferral Period" means the period which begins on the date of the Participant's reemployment with the Employer following the period of Qualified Military Service. The duration of the Additional Deferral Period equals the lesser of (i) five years, or (ii) three multiplied by the length of the period of Qualified Military Service.

                        (2) "Maximum Additional Deferral" means the maximum amount of Deferred Participant Contributions that the Participant would have been permitted to make under the Plan, without the limits set forth in Section 5.2, during the period of Qualified Military Service if the Participant had continued to be employed by the Employer during such period and received Qualified Military Service Compensation during such period. The Maximum Additional Deferral shall be reduced by the Deferred Participant Contributions made during the period of Qualified Military Service.

                  (b) A Participant who is reemployed by the Employer following a period of Qualified Military Service may, during the Additional Deferral Period, authorize the Employer to reduce his Compensation by an amount not in excess of the Maximum Additional Deferral and to make additional Deferred Participant Contributions under the Plan in an equal amount on his behalf.

                       ARTICLE IV - EMPLOYER CONTRIBUTIONS
                       -----------------------------------

         Section 4.1 Employer Contributions.

                  (a) For each Plan Year, the Employer may make contributions to the Trust Fund for certain Participants who have elected to make Deferred Participant Contributions. The amount of the Employer's Matching Contribution shall be determined by the Employer.

                  (b) For each Plan Year, the Employer may make contributions on behalf of all Participants without regard to whether a Participant has elected to make Deferred Participant Contributions. The amount contributed hereunder shall be determined by the Employer.

                  (c) The Employer shall make a contribution on behalf of a Participant who is reemployed by the Employer following a period of Qualified Military Service which is determined as follows:

                        (1) For each Plan Year during which a Participant performed Qualified Military Service, the Employer shall make an additional Employer Matching Contribution with respect to additional Deferred Participant Contributions made pursuant to Section 3.6 which would have been required pursuant to Section 4.1(a) had such Participant continued to be employed by the Employer and received Qualified Military Service Compensation during such period and had such additional Deferred Participant Contributions been made during the period of Qualified Military Service; and

                        (2) if the Employer made a contribution pursuant to

Section 4.1(b) with regard to a Plan Year during which a Participant performed Qualified Military Service, the Employer shall make a contribution on such Participant's behalf in an amount equal to the contribution which would have been made on such Participant's behalf pursuant to Section 4.1(b) had such Participant continued to be employed by the Employer and received Qualified Military Service Compensation during such period.

         Section 4.2 Payment of Contributions. Employer contributions shall be paid directly by the Employer to the Trustee. The Employer may pay its contribution for any Plan Year on any date or dates, provided, however, that the total amount of the Employer contribution for any taxable year shall be paid in full not later than the time prescribed by law for filing the Employer's Federal income tax return for the taxable year, including extensions thereof. At the time of payment of any Employer Contribution, the Trustee shall be advised as to the manner in which the allocation provided for in Section 4.4 is to be made.

         Section 4.3 Return of Contributions. Amounts contributed by the Employer may revert to the Employer under the following circumstances:

                  (a) If the contribution is made under a mistake of fact, such contribution may be returned to the Employer within one year after the payment of the contribution.

                  (b) Since all contributions are conditioned upon deductibility of the contribution under Section 404 of the Code, a contribution shall be returned to the Employer, to the extent disallowed, within one year after the disallowance of the deduction.

The amount which may be returned to the Employer is the excess of: (a) the amount contributed over (b) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Further, if the withdrawal of the amount attributable to the mistaken contribution would cause the balance of the account of any Participant to be reduced to less than the balance which would have been in the account had the mistaken amount not been contributed, then the amount to be returned to the Employer will be limited so as to avoid such reduction.

         Section 4.4 Allocation of Employer Contributions. Employer Matching Contributions shall be allocated only to those Participants who have elected to make Deferred Participant Contributions. Employer Matching Contributions shall be allocated among Participants in the proportion that each such Participant's contributions paid into the Plan during the Plan Year for which the contribution is made bears to such contributions made on behalf of all Participants during said Plan Year, provided that Participant Contributions in excess of 8% of Compensation shall not be considered.

Contributions made pursuant to Section 4.1(b) shall be allocated to Participants based on the proportion that such Participant's Compensation bears to the aggregate Compensation of all Participants for such Plan Year. Notwithstanding the foregoing, contributions in accordance with Section 4.1(b) shall be allocated to each Participant for a Plan Year, provided the Participant completes at least 500 Hours of Service with the Employer during such Plan Year.

Notwithstanding anything in this Section 4.4 to the contrary, contributions pursuant to Section 4.1(c) shall be allocated to that Participant's Employer Contribution Account.

                      ARTICLE V - CONTRIBUTION LIMITATIONS
                      ------------------------------------

         Section 5.1 Definitions. For purposes of this Article V, the following terms shall have the meanings set forth below.

                        (a) Effective for Plan Years beginning after December 31, 1996, the "Actual Deferral Percentage" for Highly Compensated Employees and Non-highly Compensated Employees for a Plan Year is the average of the ratios, calculated separately for each Participant in such group, of (1) the amount of Deferred Participant Contributions credited to such Participant's Deferred Participant Contribution Account to (2) such Participant's Compensation. For the purpose of determining the amount credited to a Participant's Deferred Participant Contribution Account, the Committee may elect to include, pursuant to Treasury regulations, elective deferrals (as defined in Section 402(g)(3)(A) of the Code) and qualified nonelective contributions (as defined in Section 401(m)(4)(C) of the Code) contributed to any plan maintained by the Employer and matching contributions (as defined in Section 401(m)(4)(A) of the Code) which are treated as elective contributions. Notwithstanding any provision of this Section 5.1(a) to the contrary, additional Deferred Participant Contributions made on a Participant's behalf pursuant to Section 3.6 shall not be included in the calculation of an Employee's Actual Deferral Percentage and a Participant who is re-employed by the Employer following a period of Qualified Military Service shall not be considered, for purposes of this Section 5.1(a), to have been a Participant during the period of Qualified Military Service.

                  (b) "Annual Addition" is the sum of the following credited to a Participant's account for any Limitation Year:

                        (1) the Employer's contributions;
                        (2) the Employee's contributions;
                        (3) forfeitures; and
                        (4) any amount attributable to medical benefits which is allocated to an account established for such Participant pursuant to Section 419A(d)(1) of the Code and the Employer's contribution, if any, allocated to such Participant's individual medical benefit account established under a defined benefit plan as described in Section 415(l) of the Code. Notwithstanding any provision of this Section 5.1(b) to the contrary, Annual Addition includes any additional Deferred Participant Contributions made pursuant to Section 3.6 and any Employer contributions made pursuant to Sections 4.1(c), 5.3(c), and
19.3 which are attributable to a Participant's performance of Qualified Military Service, in the Limitation Year to which such contributions relate.

                  (c) Effective for Plan Years beginning after December 31, 1996, the "Contribution Percentage" for Highly Compensated Employees and Non-highly Compensated Employees for a Plan Year is the average of the ratios, calculated separately for each Participant in such group, of (1) the amount of Employer Matching Contributions which are contributed to the Plan on behalf of each Participant for such Plan Year to (2) such Participant's Compensation. For the purpose of determining the Contribution Percentage, the Committee may elect pursuant to Treasury regulations to take into account elective deferrals (as defined in Section 402(g)(3)(A) of the Code) and qualified non-elective contributions (as defined in Section 401(m)(4)(C) of the Code) contributed to any plan maintained by the Employer. Notwithstanding any provision of this
Section 5.1(c) to the contrary, additional Employer Matching Contributions made pursuant to Section 4.1(c)(1) shall not be included in the calculation of an Employee's Contribution Percentage and a Participant who is re-employed by the Employer following a period of Qualified Military Service shall not be considered, for purposes of this Section 5.1(c), to have been a Participant during the period of Qualified Military Service.

                  (d) Effective January 1, 1997, a "Highly Compensated Employee" shall mean an Employee who (i) was a 5% owner as defined in section 416(i) of the Code at any time during the year or the preceding year, or (ii) received

Compensation for the preceding year in excess of $80,000 or the amount then in effect under section 414(q) of the Code.

                  (e) "Limitation Year" is the Plan Year.

                  (f) A "Non-highly Compensated Employee" is a

Participant who is not a Highly Compensated Employee.

         Section 5.2 Actual Deferral Percentage Tests.

                  (a) Effective for Plan Years beginning after December 31, 1996, the Actual Deferral Percentage for the group of Highly Compensated Employees shall not exceed the greater of:

                        (1) 125% of such percentage for the group of Non-highly Compensated Employees for the preceding Plan Year; or

                        (2) The lesser of 200% of such percentage for the group of Non-highly Compensated Employees for the preceding Plan Year, or such percentage for the Non-highly Compensated Employee group for the preceding Plan Year plus 2 percentage points (or such lesser amount determined pursuant to Treasury regulations to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee).

                  (b) For the purpose of this Section, if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Sections 401(a)(4) or 410(b) of the Code, the cash or deferred arrangements included in such plans shall be treated as one arrangement.

                  (c) For the purposes of this Section, if a Highly Compensated Employee is a participant under two or more cash or deferred arrangements of the Employer or a Related Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the Actual Deferral Percentage with respect to such Highly Compensated Employee.

                  (d) Notwithstanding the foregoing, the determination and treatment of the amount and the Actual Deferral Percentage of any Employee or group of Employees, including the adjustments made to meet the Actual Deferral Percentage tests pursuant to Section 5.3, shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (e) For the purpose of the foregoing tests and Section 5.3, those Employees who were not eligible to have Deferred Participant Contributions made for them at any time during the Plan Year shall be disregarded.

         Section 5.3 Adjustment for Actual Deferral Percentage Tests. The Committee shall have the responsibility of determining the extent, if any, to which the Actual Deferral Percentage tests may not be met. If, in the discretion of the Committee, it is determined that the Deferred Participant Contributions made by Participants pursuant to Section 3.1 do not satisfy one of the tests in
Section 5.2(a), then the Committee may, with the approval of the Employer, take action in accordance with one or, in accordance with Treasury regulations, a combination of the options set forth below:

                  (a) A portion of the Employer contributions made on behalf of Participants who are Non-highly Compensated Employees shall, within 2 1/2months after the end of the Plan Year, be deemed fully vested and non-forfeitable. Such portion shall be reallocated to the Participant's Deferred Participant Contribution Account.

                  (b) Any excess Deferred Participant Contributions for each Highly Compensated Employee shall be distributed to him, along with allocable investment income, prior to the end of the Plan Year after the excess is contributed. Effective for Plan Years beginning after December 31, 1996, the excess Deferred Participant Contributions shall be determined in a fashion such the Deferred Participant Contributions of the Highly Compensated Employee(s) who made the largest Deferred Participant Contributions shall first be lowered to the level of the Highly Compensated Employee(s) who made the next to the largest Deferred Participant Contributions. If further overall reductions are required to achieve compliance with the tests contained in Section 5.2, Deferred Participant Contributions of both of the above groups will be lowered to the level of the Highly Compensated Employee(s) who made the next largest Deferred Participant Contributions, and so on continuing until sufficient total reductions have occurred to achieve compliance with one of the tests contained in Section 5.2.

                  (c) The Employer shall make, within 12 months after the end of the Plan Year, a contribution on behalf of Participants who are Non-highly Compensated Employees.

Notwithstanding any other provision of this Plan to the contrary, such contribution shall be fully vested and nonforfeitable and shall be allocated to the Deferred Participant Contribution Account of each Participant who is a Non-highly Compensated Employee in the same proportion that each such Participant's Deferred Participant Contributions for the year bears to the total Deferred Participant Contributions made during the year by all Participants who are Non-highly Compensated Employees. The Employer shall contribute to the Deferred Participant Account of each Participant who is re-employed following a period of Qualified Military Service an amount which would have been contributed under this Section 5.3(c) had such Participant continued to be employed by the Employer and received Qualified Military Service Compensation during such period and had the additional Deferred Participant Contributions made under Section 3.6 been made during the period of Qualified Military Service.

         Section 5.4 Maximum Contribution Percentage Tests.

                  (a) Effective for Plan Years beginning after December 31, 1996, the "Contribution Percentage" for each Plan Year for the group of Highly Compensated Employees shall not exceed the greater of:

                        (1) 125% of such percentage for the group of Non-highly Compensated Employees for the preceding Plan Year; or

                        (2) The lesser of 200% of such percentage for the group of Non-highly Compensated Employees for the preceding Plan Year, or such percentage for the Non-highly Compensated Employee group for the preceding Plan Year plus 2 percentage points (or such lesser amount determined pursuant to

Treasury regulations to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee).

                  (b) For purposes of this Section, if two or more plans of the Employer to which Employee contributions or elective deferrals are made, are treated as one plan for purposes of Sections 401(a)(4) or 410(b) of the Code, such plans shall be treated as one plan for purposes of this Section 5.4.

                  (c) If a Highly Compensated Employee participates in two or more plans maintained by the Employer or a Related Employer to which contributions are made to which Section 401(m) of the Code applies, then all such contributions shall be aggregated for purposes of this Section. However, any contributions which are taken into account for purposes of the nondiscrimination tests in Section 5.2 for any Plan Year shall not be taken into account for purposes of this Section 5.4 for such year.

                  (d) Notwithstanding the foregoing, the determination and treatment of the Contribution Percentage of any Employee or group of Employees, including the adjustments made to meet the Contribution Percentage tests pursuant to Section 5.5, shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (e) For the purpose of the foregoing tests and Section 5.5, those Employees who were not eligible to have Employer Matching Contributions made for them at any time during the Plan Year shall be disregarded.

         Section 5.5 Adjustment for Excessive Contribution Percentage. The Committee shall have the responsibility of determining the extent, if any, to which the Contribution Percentage tests may not be met. If, in the discretion of the Committee, it is determined that Employer Matching Contributions do not satisfy one of the tests in Section 5.4(a), then the Employer may make additional contributions for allocated to Employer Matching Contribution Accounts for whom Employer Matching Contributions would have been made under Sections 4.1(a) or 4.1(c)(1) for the Plan Year if they had authorized Deferred Participant Contributions. Any excess Employer Matching Contributions for each Highly Compensated employee shall be distributed to him. Effective for Plan Years beginning after December 31, 1996, the excess Employer Matching Contributions shall be determined in a fashion such that the Employer Matching Contribution of the Highly Compensated Employee(s) who received the highest Employer Matching Contribution shall be lowered to the level of the Highly Compensated Employee(s) who received the next to the highest Employer Matching Contribution. If further overall reductions are required to achieve compliance with the tests contained in Section 5.4(a), the Employer Matching Contributions of both of the above individuals will be lowered to the level of the next highest Highly Compensated Employee(s), and so on continuing until sufficient total reductions have occurred to achieve compliance with one of the tests contained in Section 5.4(a).

         Section 5.6 Multiple Employer Non-discrimination Testing. Notwithstanding any provisions of the Plan to the contrary, Sections 5.1, 5.2, 5.3, 5.4 and 5.5 shall be applied separately for Hollywood Media Corp. and any other "related" or "unrelated" employer. For purposes of this Section 5.6, the term related employer means (i) any corporation on and after the date that it, together with the Employer, is a member of a controlled group of corporations as described in Section 414(b) of the Code; (ii) any other trade or business (whether or not incorporated) on and after the date that it and the Employer are under common control as described in Section 414(c) of the Code; and (iii) any organization (whether or not incorporated) on and after the date that it, together with the Employer, is a member of an affiliated group of employers as described in Section 414(m) of the Code. For purposes of this Section 5.6, the term unrelated employer means each employer which adopts this Plan and who is not a related employer. Each unrelated employer shall be set forth in Appendix II.

         Section 5.7 Limitation on Contributions on Behalf of Individual Employees.

                  (a) General Limitation. Notwithstanding any other provision of this Plan, the Annual Addition in any Limitation Year to the account of a Participant, when added to any Annual Additions on behalf of the Participant under any other defined contribution plans maintained by the Employer, may not exceed the lesser of: (1) $30,000; or (2) 25% of that Participant's Compensation received from the Employer for the Limitation Year with respect to which the Annual Addition is made.

                  (b) Limitation Adjustment. The rate of Annual Additions to a Participant's account will be frozen or reduced to a level necessary to prevent the limitations of this Section from being exceeded with respect to any Participant. If the limitations applicable to any Participant in accordance with this Section 5.6 would be exceeded, the contributions made by or on behalf of a Participant under the Plan shall be reduced in the following order, but only to the extent necessary to meet the limitations: (i) Deferred Participant Contributions pursuant to Sections 3.1 and 3.6, (ii) Employer Matching Contributions pursuant to Section 4.1(a) and (c)(1) and (iii) Employer Contributions pursuant to Section 4.1(b) and (c)(2). In the event that, notwithstanding the foregoing provisions of this Section 5.6, the limitations with respect to Annual Additions prescribed hereunder are exceeded with respect to any Participant and such excess, arises as a consequence of an error or mistake of fact, the Committee shall determine which portion, if any, of such excess amount is attributable to the Participant's Deferred Participant Contributions, Employer Matching Contributions, and Employer Contributions and shall take the following appropriate steps to correct such violation:

                        (i) Participant Deferred Contributions and earnings thereon shall be paid to the Participant as soon as is administratively feasible. Any Employer Matching Contributions (excluding Employer Matching Contributions that are distributed or forfeited pursuant to Section 5.4 or the multiple use test contained in Treasury regulation Section 1.401(m)-2 that such

Highly Compensated Employee has received on account of his excess Before-tax Contributions shall be forfeited.

                        (ii) The Employer Matching Contribution portion and the Employer Contribution portion of such excess shall each be held in a suspense account and, if such Participant remains a Participant, shall be used to reduce Employer Matching Contributions pursuant to Section 4.1(a) and (c)(1) and Employer Contributions pursuant to Section 4.1(b) and (c)(2), in that order, for each Participant for the succeeding Plan Years, and, if such Participant ceases participating in the Plan, shall be used to reduce Employer Matching Contribution pursuant to Section 4.1(a) and (c)(1) and Employer Contributions pursuant to Section 4.1(b) and (c)(2), in that order, for all Participants in the Plan Year in which he ceases to be a Participant and succeeding Plan Years, as necessary.

In the event that the Employer maintains another defined contribution plan, and the limitations of this Section will be exceeded with respect to any Participant upon considering the two defined contribution plans as one plan, the Annual Additions to this Plan shall be frozen or reduced to prevent any such excess.

                  (c) Single Plan Rule. For purposes of this Section, all defined contribution plans (whether or not terminated) of the Employer are to be treated as one defined contribution plan.

                  (d) Employer. For purposes of this Section, "Employer" means the Employer and all "related employers" as defined in Section 415(h) of the Code.

                      ARTICLE VI - ADMINISTRATION OF FUNDS
                      ------------------------------------

         Section 6.1 Appointment of Trustee. A Trustee shall be appointed to hold, invest, reinvest and distribute the Trust Fund created hereunder in accordance with the provisions of a Trust Agreement to be executed in conjunction with the adoption of this Plan. The Trustee shall provide a procedure for establishing and carrying out a funding policy and method consistent with the objectives of the Plan. Notwithstanding anything to the contrary, the Trustee is permitted to invest 100% of the assets of the Plan which are attributable to Employer Contributions in Qualified Employer Securities.

         Section 6.2 Payment of Plan Expenses. To the extent not paid from the Trust Fund, the Employer shall pay the reasonable compensation and expenses of the Trustee and all other expenses incurred in the administration of this Plan.

         Section 6.3 Participants' Accounts. The Trustee shall maintain an account in the name of each Participant and shall keep such other records relating to Participants' rights and benefits as may be requested by the Committee.

         Section 6.4 Valuation of the Investment Funds. Each Investment Fund shall be valued by the Trustee at market value as of the close of business on the Valuation Date and as of such other dates as the Committee may direct. For the purpose of such valuation, all contributions made during the Plan Year quarter (January 1, April 1, July 1, or October 1) ending on the Valuation Date shall be included. For the purpose of determining the value of the accounts of Participants who have died or whose employment has otherwise terminated, a similar valuation of a Participant's account may be made subsequent to the most recent Valuation Date. On the basis of each valuation, the net increase or net decrease in the market value of the each Investment Fund since the preceding Valuation Date shall be ascertained. For this purpose, "net increase" or "net decrease" shall mean the profits and income realized, less the losses and expenses incurred, plus any net increase or minus any net decrease in the value of the assets of the Participant's account.

         Section 6.5 Valuation of the Trust Fund. The Trust Fund, exclusive of the Investment Funds, shall be valued by the Trustee monthly at market value as of the close of business on the Valuation Date and as of such other dates as the Committee may direct. For the purpose of such valuation, the Employer's Contribution and all contributions by Participants for the Plan Year quarter (January 1, April 1, July 1, or October 1) ending on the Valuation Date shall not be included. For the purpose of determining the value of the accounts of Participants who have died or whose employment has otherwise terminated, a similar valuation of the Trust Fund may be made subsequent to the most recent Valuation Date. On the basis of each valuation, the net increase or net decrease in the market value of the Trust Fund since the preceding Valuation Date shall be ascertained. For this purpose, "net increase" or "net decrease" shall mean the profits and income realized, less the losses and expenses incurred, plus any net increase or minus any net decrease in the value of the assets of the Trust Fund.

         Section 6.6 Allocation of Increase or Decrease In Value of Investment Fund. The net increase or net decrease in the market value of the Investment Funds as calculated under Section 6.4 on any Valuation Date shall be allocated proportionately among the accounts of the Participants and beneficiaries who had unpaid balances in their accounts on the Valuation Date. Such allocation shall be made by the Trustee on the basis of the amounts credited to the respective Participants' and beneficiaries' accounts immediately prior to the valuation.

         Section 6.7 Allocation of Changes in Trust Fund Value. The net increase or net decrease in the market value of the Trust Fund, exclusive of the Investment Funds, as calculated under Section 6.5 on any Valuation Date shall be allocated among the accounts of the Participants. Such allocation shall be in the proportion that the value of each Participant's account as of the immediately preceding Valuation Date (after reducing such account for any forfeiture or distribution) bears to the total value of the accounts of all Participants as of such date.

                     ARTICLE VII - INVESTMENT OF TRUST FUNDS
                     ---------------------------------------

         Section 7.1 Investment Funds. The Committee may divide a Participant's account into three or more Investment Funds. Each Investment Fund shall be described in the Appendix I. Any Investment Fund may, on an interim basis, be invested, in whole or in part, in cash equivalents. In addition to the Investment Funds listed on Appendix I, the Committee may invest all or a portion of a Participant's Employer Contribution Account in Qualified Employer Securities.

         Section 7.2 Investment Elections. A Participant's account shall be invested, collectively with investment gains and losses allocated on a pro-rata basis, in one or more of the Investment Funds as selected by the Participant on a form provided by the Committee. If a Participant fails to make such an election, his account shall be invested as disclosed on the investment election forms.

         Section 7.3 Changing an Investment Election. A Participant may, at the time permitted by the Committee, change his investment election. Each investment election shall be made by filing the appropriate election form in the manner and within the time limits prescribed in Appendix I. The foregoing shall be subject to such additional limitations and restrictions as the Committee may, from time to time, establish.

                       ARTICLE VIII - PAYMENT OF BENEFITS
                       ----------------------------------

         Section 8.1 Retirement Benefits. At the Participant's election, as of the first day of the month following the date the Participant becomes (1) Totally and Permanently Disabled, or (2) attains age 59 1/2, the vested amount credited to such Participant's account, based upon the value of the Trust Fund as of the Valuation Date coincident with or next succeeding said date, plus the Participant's share of the Employer's contribution, if any, for the month then ending shall be applied for his benefit. Payment shall be made in the form of a single sum.

Notwithstanding any distribution option offered by the Plan, all distributions made to Participants or their beneficiaries shall be made in accordance with

Section 401(a)(9) of the Code and the regulations thereunder, including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the proposed Treasury regulations.

         Section 8.2 Limitations Regarding Time of Payment of Benefits.

                  (a) Elective Limitation. The payment of benefits authorized under the Plan shall commence no later than the 60th day after the close of the Plan Year in which the later of the following occurs:

                        (1) the date the Participant attains his Normal Retirement Age;

                        (2) the 10th anniversary of the year in which the Participant commenced participation; or

                        (3) the date of the Participant's termination of service with the Employer.

                  (b) Mandatory Limitation. Notwithstanding subsection (a), and except as provided in the following sentence, the entire interest of a Participant will be, or shall begin to be, distributed not later than April 1 following the Plan Year in which he attains age 70 1/2. Notwithstanding the preceding sentence, effective January 1, 1997, the entire interest of a Participant who is not at any time a 5% owner, shall be, or begin to be, distributed not later than April 1 of the calendar year following the calendar year in which he attains age 70 1/2 or retires, whichever is later. For this purpose, a "5% Owner" means a person who owns, or is considered as owning under

Section 318 of the Code, more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer.

         Section 8.3 Trustee to Trustee Transfer.

                  (a) With respect to any distribution from this Plan (other than a distribution, or portion thereof, that is not an eligible rollover distribution within the meaning of Section 401(a)(31)(C) of the Internal Revenue Code of 1986, as amended ("Code"), the distributee thereof shall, in accordance with procedures established by the Trustee, be afforded the opportunity to direct that such distribution be paid to the trustee of an eligible retirement plan ("Direct Transfer Option"). For purposes of the foregoing sentence, an "eligible retirement plan" has the meaning within Section 402(c)(8) of the Code. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement amount or individual retirement annuity described in Sections 408(a) and 408(b), respectively.

                  (b) The Trustee shall, within a reasonable period of time prior to making any eligible rollover distribution from this Plan, provide a written explanation to the distributee of the Direct Transfer Option, if applicable, as well as the provisions under which such distribution will not be subject to tax if transferred to an eligible retirement plan within 60 days after the date on which the distributee received the distribution.

                  (c) "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         Section 8.4 Withholding of Income Tax.

                  (a) Notification of Withholding of Federal Income Tax. All Participants and beneficiaries entitled to receive benefits under the Plan shall be notified of the Plan's obligation to withhold federal income tax from any benefits payable pursuant to the terms of the Plan. Such notice shall be in writing, and shall contain the information set forth in subsection (b) of this Section.

                  (b) Content of the Notice. The notice required by subsection
(a) shall, at a minimum:

                        (1) with respect to any distribution which is an eligible rollover distribution within the meaning of Section 3405(c)(3) of the Code, advise the payee that there shall be withheld from such distribution an amount equal to 20 percent thereof (or such other amount as may from time to time be prescribed by the Code, or the Secretary of the Treasury or his delegate), unless the payee directs the Trustee to pay such distribution to an eligible retirement plan, within the meaning of Section 8.3(a) hereof, in accordance with such procedures as the Trustee may prescribe (a "transfer direction"),

                        (2) with respect to any distribution which is not an eligible rollover distribution within the meaning of Section 3405(c)(3) of the
Code:

                              (A) advise the payee of his right to elect not to
have withholding apply to any payment or distribution and explain the manner in which such election may be made, and include or indicate the source of any forms necessary to make the election;

                              (B) advise the payee that penalties may be
incurred under the estimated tax payment rules if the payee's payments of estimated tax are not adequate and sufficient tax is not withheld from payments under this Plan; and

                              (C) advise the payee that the election not to have
federal income tax withheld from benefits is prospective only and that any election made after a payment or distribution to the payee is not an election with respect to such payment or distribution.

                  (a) Failure to Make Election.

                        (1) In the case of an eligible rollover distribution, if the payee fails to provide the Trustee with a withholding certificate, the Trustee shall withhold an amount equal to 20% of the amount of the distribution (or such other amount as may be from time to time prescribed by the Code, or the Secretary of the Treasury or his delegate).

                        (2) In the case of a distribution which is not an eligible rollover distribution, if the payee fails to provide Trustee with a withholding certificate, the Trustee shall withhold an amount equal to 20% of the amount of the distribution (or such other amount as may be from time to time prescribed by the Code, or the Secretary of the Treasury or his delegate).

                  (b) Coordination with the Code and Regulations.
Notwithstanding the foregoing, the Trustee shall discharge its withholding and notice obligations in accordance with the Code and regulations and such other guidance with respect thereto as may be promulgated from time to time by the Secretary of the Treasury or his delegate.

         Section 8.5 Waiver of Notice Requirements. Notwithstanding the foregoing provisions of Sections 8.3 and 8.4, if a distribution is made under the Plan, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Treasury regulations is given, provided that:

                  (1) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution or a particular distribution option, and

                  (2) the Participant, after receiving such notice, affirmatively elects a distribution.

         Section 8.6 Location of Participant or Beneficiary Unknown. Notwithstanding any other provision of the Plan to the contrary, in the event that all, or any portion, of the distribution payable to a Participant or his beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be forfeited and shall be used to reduce the cost of the Plan. However, notwithstanding the previous sentence, the amount of such forfeiture shall be paid to such missing participant or Beneficiary in the event that such person files a claim for such benefit while the Plan remains in effect and demonstrates to the satisfaction of the Committee that such person in fact is such missing Participant or Beneficiary.

                       ARTICLE IX - SEVERANCE AND VESTING
                       ----------------------------------

         Section 9.1 Benefits Upon Severance. If a Participant's employment with his Employer is terminated other than at or after (i) the date the Participant attains age 59 1/2,(ii) becomes Totally and Permanently Disabled, or, (iii) dies, he shall be entitled to benefits upon severance equal to the vested value of his account, if any, as of the Valuation Date coincident with or next preceding the date on which his account is distributed. Any amount in the Participant's account which is not vested shall be forfeited as provided in
Section 9.4.

         Section 9.2 Payment of Participant's Benefits Upon Severance.

                  (a) The benefits upon severance, if any, to which a Participant is entitled under Section 9.1 shall be paid to him in a single sum as soon as practicable or as soon as the Participant terminates employment.

                  (b) Notwithstanding subsection (a) above, effective January 1, 1998, if the Participants' benefits upon severance exceed $5,000, no distribution may be made before the Participant has attained age 65 without the consent of the Participant in writing. The Committee shall notify the Participant of the right to defer any distribution no less than 30 days and no more than 90 days prior to the date of payment.

                  (c) If a Participant receives a distribution pursuant to
Section 9.2 and resumes employment covered under this Plan, the Participant's account balance will be restored to the amount on the date of distribution if the Participant repays to the Plan the full amount of the distribution before the earlier of five years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five consecutive Breaks of Service following the date of distribution.

Notwithstanding any provision of the Plan to the contrary, if a distribution is made under this Section 9.2, such distribution may commence less than 30 days after the notice required under
Section 1.411(a)-11(c) of the Treasury regulations is given, provided that:

                  (1) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and

                  (2) the Participant, after receiving such notice, affirmatively elects such a distribution.

         Section 9.3 Vesting. The amounts credited to a Participant's Deferred Participant Contribution Account shall at all times be fully vested. The amounts credited to a Participant's Employer Contribution Account shall vest in accordance with the following schedule:

                                            Percentage
                  Years of Service            Vested
                  ----------------          ----------
                  Less than 1                     0

                  1 but less than 2              25
                  2 but less than 3              50
                  3 but less than 4              75
                  4 or more                     100


In addition, a Participant shall be fully vested if, while employed by the Employer, the Participant attains Normal Retirement Age, becomes Totally and Permanently Disabled, or dies. Any Participant in the Plan on the date of adoption of any amendment to the vesting schedule may, within an election period which begins on the date of adoption of such amendment to the vesting schedule and ends on the sixtieth day after the latest of: (i) the date the amendment is adopted; (ii) the date the amendment becomes effective; or (iii) the date the Participant is given written notice of the amendment by the Committee, elect to have his vested percentage determined under the vesting schedule as in effect immediately prior to the effective date of the amendment, provided he has completed three Years of Service prior to the end of the election period. Any election made will be irrevocable. Further, no Participant shall have his vested percentage decreased by any change in the vesting schedule.

         Section 9.4 Forfeitures.

                  (a) The non-vested portion of a Participant's account will be forfeited upon the occurrence of any distribution to the Participant from the Plan. For purposes of this Section, if a Participant's vested percentage is zero upon his termination of employment, he shall be deemed to have received a distribution of his vested benefit as of such termination date. If the preceding sentences do not apply, the non-vested portion of his account balance will remain in his account until the Participant incurs five consecutive Breaks in Service, at which time it will be forfeited. If the Participant satisfies the requirements set forth in Section 9.2(c), his non-vested amount will be restored to his account. Notwithstanding any provision of this Section 9.4(a) to the contrary, the nonvested portion of a Participant's account balance that would otherwise be forfeited under this Section 9.4(a) shall be held in a suspense account if such Participant provides notice to the Employer which satisfies the requirements of section 4312 of chapter 43 of title 38, United States Code, and shall only be forfeited if the Employer determines that such Participant will not become reemployed with the Employer following a period of Qualified Military Service.

                           (b) All forfeitures of non-vested interests in
the Plan occurring during the Plan Year shall be applied to reduce future Employer Contributions. In addition, forfeitures shall be calculated and applied separately with respect to employees of the Plan Sponsor, each Participating Employer, and each Related Employer.

                             ARTICLE X - WITHDRAWALS
                             -----------------------

         Section 10.1 Hardship Withdrawals.

                  (a) A Participant, while in the employ of the

Employer, may apply in writing to the Committee, to withdraw a portion of his balance in the vested portion of his Employer Contribution Account or Deferred Participant Contribution Account. Notwithstanding any provision of the Plan to the contrary, amounts accrued in a Participant's Pension Account may not be withdrawn under this Section 10.1(a). A withdrawal under this Section 10.1(a) may only be made in the case of a proven immediate and heavy financial need for the following reasons:

                  (1) Expenses for medical care described in Section 213(d) of the Code incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or the distribution is necessary for such persons to obtain such medical care;

                  (2) Expenses incurred for the purchase (excluding mortgage payments) of a principal residence of the Participant;

                  (3) The payment of tuition, room or board for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents; or

                  (4) Expenses incurred to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                  (b) A distribution will be deemed to satisfy an immediate and heavy financial need of the Participant if the Committee determines that all of the following requirements are met:

                        (1) The distribution is not in excess of the amount of the Participant's immediate and heavy financial need (as described in paragraph (a) above).

                        (2) The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans, currently available under this Plan and all other qualified plans maintained by the Employer.

                        (3) The Participant (A) agrees to the suspension of all his Deferred Participant Contributions and contributions to any other plan of deferred compensation maintained by the Employer ("aggregate employee contributions"), for a period of 12 months after the receipt of the hardship distribution, and (B) further agrees to limit Deferred Participant Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution to an amount not in excess of the applicable limit under
Section 402(g) of the Code for such next taxable year, less the amount of such Participant's Deferred Participant Contributions for the taxable year of the hardship distribution. The amount necessary to satisfy an immediate and heavy financial need may include amounts necessary to pay federal and state taxes and related penalties.

         Section 10.2 Amount Available for Withdrawal. The amount available for withdrawal under Section 10.1 shall be the Participant's account balance determined as of the Valuation Date immediately preceding the date the Committee approves his request for the withdrawal in accordance with the provisions of

Section 10.1, but excluding (1) any investment income or gain credited to the Participant's Deferred Participant Contribution Account, and (2) any Employer contribution credited pursuant to Section 5.3(a) or (c).

         Section 10.3 Payment of Withdrawals. The Trustee shall, upon direction by the Committee, distribute in a single sum any amounts withdrawn by a Participant under Section 10.1 to such Participant as soon as practicable following the date the Committee approves the Participant's request for a withdrawal.

                           ARTICLE XI - DEATH BENEFITS
                           ---------------------------

         Section 11.1 Death Prior to Commencement of Payment. In the event a Participant dies prior to his receipt of payments from the Plan, his death benefit shall equal the entire amount credited to his account, as of the Valuation Date coincident with or next succeeding the date of his death. This death benefit shall be paid to the Participant's designated beneficiary in a single sum as soon as practical after his death. Notwithstanding the foregoing, a Participant's surviving spouse may elect to have the amount credited to the Participant's account paid in the form of a single life annuity contract. Payment shall be made, or commence, within one year after the Participant's death.

         Section 11.2 Death After Commencement of Payments. Any portion of a benefit under Section 8.1 remaining unpaid as of the death of a Participant shall be paid to the deceased Participant's beneficiary in the manner selected under Section 8.1, unless the beneficiary elects a single sum payment.

         Section 11.3 Verification of Death Benefit Payments. The Committee may require the execution and delivery of such documents and receipts as may be deemed necessary in order to be assured that the payment of any death benefit is properly made.

         Section 11.4 Beneficiary Designation. Each Participant shall file with the Committee a written beneficiary designation form naming the person or persons who are to receive his benefits, if any, in the event of his death. A Participant may change his beneficiary designation at any time prior to his death by filing a new written designation with the Committee, subject to his spouse's consent unless the consent of the spouse voluntarily permits the Participant to change the beneficiary designation without further consent of the spouse. The designation of a beneficiary other than the spouse of such Participant shall not be effective unless:

                  (a) the spouse of the Participant consents to the election, and such consent:

                        (1) is in writing;

                        (2) acknowledges the effect of the election including the identity of the alternative beneficiary or beneficiaries, and

                        (3) is witnessed by a representative of the Plan or by a notary public; or

                  (b) it is established to the satisfaction of the Committee that the spouse's consent cannot be obtained because:

                        (1) the Participant has no spouse,

                        (2) the Participant's spouse cannot be located, or

                        (3) one of the conditions prescribed in the Treasury regulations is satisfied.

An election consented to by a spouse shall be effective only against such spouse, and shall not be effective against any other spouse of the Participant. An election to which no spouse consented either (i) because none existed or (ii) because the spouse could not be located (or because a condition specified in Treasury regulations was satisfied), shall not be effective against any subsequent spouse of the Participant. In the event a Participant fails to designate a beneficiary, his beneficiary shall be deemed to be his surviving spouse, or if none, the personal representative of his estate.

                  The Committee shall supply for each Participant who has an account a written explanation of:

                        (1) the terms and conditions of the surviving spouse's benefit under the Plan;

                        (2) the Participant's right to make, and the effect of, an election to designate a different beneficiary;

                        (3) the rights of the Participant's spouse as set forth above; and

                        (4) the rights to revoke an election and the effect of such a revocation.

The explanation shall be provided during the Plan Year in which the Participant attains age 32, 33, or 34, or within a reasonable time after he becomes a

Participant if later, or terminates employment with the Employer if earlier.

                               ARTICLE XII - LOANS
                               -------------------

         Section 12.1 Availability. A Participant may make application to the Employer to borrow from the Trust Fund an amount not greater than the aggregate of the amount standing to the credit of his account. The Employer may, in its sole discretion and upon such uniformly applicable conditions as it shall prescribe, make such a loan in accordance with this Article XII. A loan under the Plan shall constitute an earmarked investment of the account and interest paid on such a loan shall be credited to such account.

         Section 12.2 Maximum Amount. The aggregate amount of all such loans to a Participant shall not exceed 50% of the aggregate amount standing to the credit of his account under the Plan, and shall not exceed $50,000 minus the Participant's largest outstanding loan balance under the Plan during the 12-month period ending the day before the loan is made.

         Section 12.3 Promissory Note. A secured promissory note shall be delivered to the Plan pledging as collateral the Participant's interest in his account. Interest on a loan shall be fixed by the Committee at a rate reasonably equivalent to prevailing market interest rates.

         Section 12.4 Repayment. The loan shall be repaid in regular installments no less frequently than monthly, by means of payroll deductions. The term of a loan shall not exceed 5 years. Notwithstanding any provision of the Plan to the contrary, if the purpose of the loan is for the purchase of a principal residence, than the terms of the loan shall not exceed 30 years.

Prepayment of a loan in its entirety without penalty shall be permitted at any time. Notwithstanding the foregoing, such installments may be paid directly by the Participant to the Trustee during any Authorized Leave of Absence. Loan payments shall be credited monthly to the Participant's account.

         Section 12.5 Reduction of Account Balance. If the Participant ceases to be an Employee before the loan is repaid in full, the unpaid balance thereof, together with interest due and payable thereon, shall become due and payable, and the Trustee shall first satisfy the indebtedness from the amount payable to the Participant or his beneficiary before making any payments to the Participant or his beneficiary.

         Section 12.6 Administrative Costs of Loans. Any administrative fees incurred with respect to a loan shall be deducted from a Participant's account.

                                  ARTICLE XIII
                                  ------------
                 AMENDMENT, MODIFICATION AND TERMINATION; MERGER
                 -----------------------------------------------

         Section 13.1 Right to Amend or Terminate. The Employer expects to continue this Plan and the payment of contributions hereunder indefinitely; but such continuance is not assumed as a contractual obligation, and the Employer expressly reserves the right to amend this Plan, to discontinue contributions hereto or to terminate it at any time without the consent of any other party. Additionally, any amendment or modification may be made retroactive, if necessary or appropriate to qualify or maintain the Plan as a qualified plan within the meaning of Section 401(a) of the Code and the Trust Fund as tax-exempt under Section 501(a) of the Code and the regulations issued thereunder. Any amendment to the Plan shall be made only after it is agreed upon in writing by a majority of the Board of Directors at a duly convened meeting of such directors.

         Section 13.2 Vesting Upon Termination or Discontinuance of Contributions. In the event of a complete discontinuance of Employer contributions, with or without a formal resolution of the Board of Directors, or termination of the Plan, or withdrawal or exclusion from the Plan of a group of Participants which constitutes a partial termination of the Plan, the Employer Contribution Accounts of all affected Participants in the employ of the Employer shall become fully vested and shall not thereafter be subject to forfeiture. In the event of termination (without the establishment of a successor plan), partial termination or complete discontinuance of Employer contributions, the total amount of each affected Participant Account may be paid by the Trustees to the Participant in cash or in kind or may be retained in the Trust Fund until the termination of the Participant's employment.

         Section 13.3 Non-Diversion of Assets. No part of the assets of the Trust Fund, by reason of any amendment or otherwise, shall at any time be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their beneficiaries, and for the payment of administrative expenses under the Plan, or as will cause or permit the assets of the Trust Fund to revert to or become the property of the Employer, except as provided in
Section 4.3.

         Section 13.4 Merger or Consolidation of Plan; Transfer of Plan Assets. In the case of any merger or consolidation with, or transfer of assets and liability to, any other plan, provisions shall be made so that each Participant on the date thereof, if the Plan then terminated, would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer if the Plan had then terminated.

                     ARTICLE XIV - ADMINISTRATIVE COMMITTEE
                     --------------------------------------

         Section 14.1 Establishment of Administrative Committee. The Plan shall be operated and administered by the Committee which is to be appointed by and serve at the pleasure of the Employer. The Committee may appoint from their number such committees, which may include individuals not members of the Committee, with such powers as they shall determine; may authorize one or more of their number, or any agent, to execute or deliver any instrument, or to make any payment in their behalf; and may employ counsel, agents, and such clerical and accounting services as they may require in carrying out the provisions of the Plan. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other action taken by the Committee at a meeting shall be by the vote of the majority of the Committee members present at any meeting; or without a meeting, by instrument in writing signed by all of the members of the Committee.

         Section 14.2 Delegation of Specific Responsibilities. The members of the Committee may agree in a writing signed by each member to allocate to any one of their number or to other persons (including corporations) any of the responsibilities with which they are charged pursuant hereto, provided the responsibilities and duties so delegated are definitely set forth so that the person to whom the delegation is made is clearly aware of such duties and responsibilities. If such delegation is made to a person not a member of the Committee, that person or, in the case of a corporation, its responsible officer, shall acknowledge the acceptance and understanding of such duties and responsibilities.

         Section 14.3 Power to Establish Regulations. The Committee will establish regulations for the administration of the Plan. Except as otherwise herein expressly provided, the Committee shall have the exclusive discretion to interpret the Plan and decide any matters arising in the administration and operation of the Plan, and any interpretations or decisions so made shall be conclusive and binding on all persons; provided, however, that all such interpretations and decisions shall be applied in a uniform manner to all Employees and Participants similarly situated.

         Section 14.4 Claims Procedure.

(a) All claims for benefits hereunder shall be directed to the Committee or to a member of the Committee designated for that purpose. Within 90 days following receipt of a claim for benefits, the Committee shall determine whether the claimant is entitled to benefits under the Plan, unless additional time is required for processing the claim. In this event, the

Committee shall, within the initial 90-day period, notify the claimant that additional time is needed, explain the reason for the extension, and indicate when a decision on the claim will be made, which must be within 180 days of the date the claim is filed.

                  (b) A denial by the Committee of a claim for benefits shall be stated in writing and delivered or mailed to the claimant. Such notice shall set forth the specific reasons for the denial, written in a matter calculated to be understood by the claimant without benefit of legal or actuarial counsel. The notice shall include specific reference to the Plan provisions on which the denial is based and a description of any additional material or information necessary to perfect the claim, an explanation of why this material or information is necessary, and the steps to be taken if the claimant wishes to submit his claim for review.

                  (c) The Committee shall afford a reasonable opportunity to any claimant whose request for benefits has been denied for a review of the decision denying the claim. The review must be requested by written application to the Committee within 60 days following receipt by the claimant of written notification of denial of his claim. Pursuant to this review, the claimant or his duly authorized representative may review any documents which are pertinent to the denied claim and submit issues and comments in writing.

                  (d) A decision on the claimant's appeal of the denial of benefits shall ordinarily be made by the Committee within 60 days of the receipt of the request for review, unless additional time is required for a decision on review, in which event the decision shall be rendered not later than 120 days after receipt of the request for ruling. Notice in writing of the extended time required shall be given to the claimant within 60 days of his request for review.

The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall contain specific reference to the Plan provisions on which the decision is based.

         Section 14.5 Liability of the Committee. The Committee and the members thereof, to the extent of the exercise of their authority, shall discharge their duties with respect to the Plan solely in the interests of the Plan's Participants and their beneficiaries, and for the exclusive purpose of providing benefits thereto in accordance with the terms of the Plan and to defray the reasonable administration expenses thereof. In all such actions or omissions the Committee and each member thereof shall exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; provided, however, that no member shall be responsible for the actions or omissions of any other fiduciary with respect to this Plan which are not in conformity hereto, unless (1) such member knowingly participates in or knowingly conceals such conduct which he knows to be in breach of this standard, (2) his own conduct has enabled the other member or other fiduciary to be in breach of this standard, or (3) he had knowledge of such breach by another member or other fiduciary and fails to make reasonable efforts under the circumstances to remedy such breach.

         Section 14.6 Fiduciary Responsibility -- Insurance, Bonding. The Committee may purchase appropriate insurance on behalf of the Plan and the Plan's fiduciaries, including the members of the Committee, to cover liability or losses occurring by reason of the acts or omissions of a fiduciary; provided, however, that such insurance, if paid from the Trust Fund, must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary duty or obligation by such fiduciary. The cost of such insurance and of any bonding required for fiduciaries, to the extent not paid by the Employer, shall be borne by the Trust Fund.

         Section 14.7 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration. The fiduciaries hereunder, including the Trustee, the Employer, and the Committee, shall have only those powers, duties, responsibilities, and obligations as are specifically given them under this Plan or the Trust Agreement. In general, the Employer shall have the sole authority to appoint and remove the Trustee, members of the Committee, and any Investment Manager which may be provided for under the Trust Agreement. The Committee shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan and the Trust Agreement.

Except as otherwise provided in the Trust Agreement, the Trustee shall have the sole responsibility for the administration of the Trust Fund and the management of the assets held under the Trust Fund, all as specifically provided in the Trust Agreement. Each fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust Agreement, as the case may be, authorizing or providing for such direction, information, or action. Furthermore, each fiduciary may rely upon any such direction, information, or action of another fiduciary as being proper under this Plan or the Trust Agreement, and is not required under this Plan or the Trust Agreement to inquire into the propriety of any such direction, information, or action. It is intended under this Plan and the Trust Agreement that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust Agreement and shall not be responsible for any act or failure to act of another fiduciary except as otherwise provided herein.

                         ARTICLE XV - GENERAL PROVISIONS
                         -------------------------------

         Section 15.1 Prohibition Against Attachment.

                  (a) With the exception of income tax withholding and payments pursuant to a Qualified Domestic Relations Order as hereinafter provided, and as otherwise permitted by law, none of the benefits payable hereunder shall be subject to the claims of any creditor of any Participant or beneficiary, nor shall the same be subject to attachment, garnishment or other legal or equitable process by any creditor of the Participant or his beneficiary, nor shall any Participant or his beneficiary have any right to alienate, anticipate, commit, pledge, encumber or assign any of such benefits.

                  (b) Notwithstanding subsection (a) above, the Committee shall direct the Trustee to comply with a Qualified Domestic Relations Order.

                  (c) A Qualified Domestic Relations Order is a (1) judgment, decree or order, including approval of a property settlement agreement, made pursuant to a state domestic relations law that relates to child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent ("Alternate Payee") of a Participant which:

                        (1) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant in this Plan;

                        (2) specifies (i) the name and last known mailing address (if any) of the Participant and of each Alternate Payee; (ii) the amount or percentage of the Participant's Plan benefits to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage is to be determined; and (iii) the number of payments or the period to which the Order applies and each plan to which the Order relates; and

                        (3) does not require the Plan to:

                              (A) provide any type or form of
benefit, or any option not otherwise provided under the Plan unless the requirements of Section 414(p)(4) of the Code are satisfied;

                              (B) provide increased benefits; or

                              (C) pay benefits to an Alternate Payee that are
required to be paid to another Alternate Payee under a prior Qualified Domestic Relations Order.

                  (d) Pending determination whether an order is a Qualified Domestic Relations Order, the Plan will defer the payment of any benefits in dispute. Such benefits will be placed in an escrow account. If the Committee determines that an order is not a Qualified Domestic Relations Order within 18 months, the Plan must pay the escrowed amounts to the person otherwise entitled to receive them. Subject to the preceding sentence, an Alternate Payee may at any time withdraw from the Plan all or any part of the separate escrow account established under such order for such Alternate Payee.

         Section 15.2 Facility of Payment. If any Participant or beneficiary is physically or mentally incapable of receiving or acknowledging receipt of any payment due under the terms of the Plan, and no legal representative shall have been appointed for him, the Committee may direct the Trustee to make any such payment to any person or institution maintaining such Participant or beneficiary, and the payment to such person or institution in good faith shall constitute a valid and complete discharge for such payment.

         Section 15.3 Payment to Minor Beneficiary. If the beneficiary of any Participant shall be a minor and no guardian shall have been appointed for him, the Committee may direct the Trustee to retain any payment due under the Plan for his benefit until he attains majority. Such amount, as authorized by the Committee, may be held in cash, deposited in bank accounts, or invested and reinvested in direct obligations of the United States, or may be retained in the Trust Fund, and the income thereon may be expended and applied directly for the maintenance, education and support of such minor without the intervention of any guardian and without application to any court.

         Section 15.4 No Rights of Employment. The Plan shall not confer upon any Employee or Participant any right of employment, nor shall any provision of the Plan interfere with the right of the Employer to discharge any Employee.

         Section 15.5 Liability for Payment. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund, and the Employer assumes no liability or responsibility therefor.

         Section 15.6 Applicable Law. This Plan shall be construed, interpreted and administered according to the laws of the United States and, to the extent permitted by such laws, according to laws of the State of Florida.

         Section 15.7 Construction. Words used in the masculine include the feminine gender. Words used in the singular or plural shall be construed as if plural or singular, respectively, where the context requires.

         Section 15.8 Titles. Titles of Articles and Sections are inserted for convenience only and shall not affect the meaning or construction of the Plan.

         Section 15.9 Counterparts. This Plan may be executed by the Employer in various counterparts to this document, each of which shall be deemed to be an original but all of which shall be deemed to be one document.

                       ARTICLE XVI - TOP-HEAVY PROVISIONS
                       ----------------------------------

         Section 16.1 Definitions. The following definitions apply to this
Article:

                  (a) "Account Aggregate" is, with respect to a defined contribution plan, the sum of Employee accounts plus the sum of all distributions made from such accounts during the 5-year period ending on the Determination Date, provided that (1) rollover contributions and similar transfers initiated by an Employee, (2) the accrued benefit of any Employee who was a Key Employee in a prior Plan Year but is no longer a Key Employee, (3) any accrued benefits attributable to deductible Employee contributions, and (4) the account of any individual who has not performed services for the Employer during the 5-year period ending on the Determination Date, shall not be taken into account. A transfer from one plan of the Employer to any other such plan shall be considered neither a "distribution" nor a "rollover contribution" for purposes of this subsection, but a distribution from a terminated plan shall be considered a "distribution" for purposes of this subsection if such terminated plan, had it not been terminated, would have been described in Section 16.1(b)(1) or (2).

                  (b) "Aggregation Group" means a group of plans consisting of more than one plan and including:

                        (1) each plan of the Employer (whether or not terminated) in which a Key Employee is a Participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years;

                        (2) each other plan of the Employer which enables any plan described in (1) to meet the requirements of Section 401(a) or Section 410 of the Code; and

                        (3) any plan not described in (1) or (2) which the Employer elects to include, provided that such inclusion does not prevent the group from meeting the requirements of Section 401(a)(4) and Section 410 of the Code.

                  (c) "Cumulative Accrued Benefit" is, with respect to a defined benefit plan, the sum of the present values of all accrued benefits plus the sum of distributions made with respect to such benefits during the 5-year period ending on the Determination Date, provided that (1) rollover contributions and similar transfers initiated by an Employee, (2) the accrued benefit of any Employee who was a Key Employee in a prior Plan Year but is no longer a Key Employee, (3) any accrued benefits attributable to deductible Employee contributions, and (4) the accrued benefit of any individual who has not received any compensation from the Employer (other than benefits under any plan maintained by the Employer) during the 5-year period ending on the Determination Date, shall not be taken into account. A transfer from one plan of the Employer to any other such plan shall be considered neither a "distribution" nor a "rollover contribution" for purposes of this subsection, but a distribution from a terminated plan shall be considered a "distribution" for purposes of this subsection if such terminated plan, had it not been terminated, would have been described in Section 16.1(b)(1) or (2).

                  (d) "Determination Date" is the last day of the preceding Plan Year.

                  (e) "Employer" means, for purposes of this Article, the Employer and all Related Employers.

                  (f) "Key Employee" means an employee or former Employee who at any time during the Plan Year or any of the four preceding Plan Years is:

                        (1) an officer of the Employer having an annual compensation greater than 150% of the dollar limitation in effect pursuant to
Section 415(c)(1)(A) of the Code as adjusted from time to time by the Secretary for any such Plan Year, provided however, that no more than the lesser of (A) 50 Employees or (B) the greater of 3 Employees or 10% of the Employees shall be treated as officers under this paragraph;

                        (2) one of the 10 Employees having an annual compensation from the Employer of more than the dollar limitation in effect under Section 415 (c)(1)(A) of the Code as adjusted from time to time and owning the largest interest in the Employer. The Employee with the greater annual compensation shall be treated as having a larger interest if two Employees have the same interest in the Employer;

                        (3) an owner of more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer; or

                        (4) an owner of more than 1% of the outstanding stock of the Employer or stock possessing more than 1% of the total combined voting power of all stock of the Employer, who has an annual compensation from the Employer of more than $150,000. For purposes of determining ownership in the Employer the constructive ownership rules of Section 318 of the Code, as modified by substituting "5 percent" for "50 percent" in subsection (a)(2)(C) thereof, shall apply, but the rules of subsections (b), (c) and (m) of Section 414 of the Code shall not apply. Each beneficiary of a Key Employee designated under this Plan is a Key Employee.

                  (g) "Minimum Percentage" is the greater of:

                        (1) the percentage of the Participant's Total Compensation which would be allocated to the Participant's account of the Plan Year if Section 16.3 were disregarded, or

                        (2) the lesser of (A) 3% or (B) the highest percentage at which contributions are made or required to be made for any Key Employee, which percentage shall be determined by dividing the contributions made or required to be made for such Key Employee by his Total Compensation; provided that for purposes of computing such percentage all defined contribution plans included in an Aggregation Group will be treated as one plan, but provided further that if the Plan is included in such Aggregation Group in order to allow a defined benefit plan within the group to meet the requirements of Section 401(a)(4) or Section 410 of the Code, then such percentage shall be deemed to be 5%.

For purposes of this subsection (g), any Employee contribution attributable to a salary reduction or similar arrangement shall be taken into account.

                  (h) "Top-Heavy Group" is an Aggregation Group for which, as of the Determination Date, the Total Benefit for Key Employees exceed 60% of the Total Benefit for all Participants.

                  (i) "Top-Heavy Plan" -- The Plan is a Top-Heavy Plan in any Plan Year in which:

                        (1) the Plan is a member of a Top-Heavy Group, if the Plan is described in Section 16.1(b)(1) or (2), above; or

                        (2) the Plan is not a member of an Aggregation Group as described in Section 16.1(b)(1) or (2), above, and, as of the Determination Date, the Account Aggregate of the Plan for Key Employees exceeds 60% of the Account Aggregate of the Plan for all Participants.

                  (j) "Total Benefit" is the sum of the Account Aggregate of all plans within an Aggregation Group which are defined contribution plans, and the Cumulative Accrued Benefit of all plans within an Aggregation Group which are defined benefit plans.

         Section 16.2 Top-Heavy Vesting Schedule. For each Plan Year for which the Plan is a Top-Heavy Plan, the vesting schedule provided in Section 9.3 shall apply.

         Section 16.3 Top-Heavy Minimum Contribution. For each Plan Year for which the Plan is a Top-Heavy Plan, the Employer shall contribute to the Employer Contribution Account of each Participant who is not a Key Employee and who is employed by the Employer as of the last day of the Plan Year an amount which, when added to any forfeitures allocated to such Participant's account, is not less than the Minimum Percentage of the Participant's Total Compensation for the year. The Employer shall contribute to the Employer Contribution Account of each Participant who is reemployed following a period of Qualified Military Service an amount which would have been required under this Section 16.3 had such Participant continued to be employed by the Employer and received Qualified Military Service Compensation during such period.

         Section 16.4 Top-Heavy Adjustment to Section 415 Limitations. For each Plan Year for which the Plan is a Top-Heavy Plan, the limit imposed by Section 5.6(c) shall be applied by substituting "1.0" for "1.25" in each place where it appears, unless the Employer elects to make, and does make, additional contributions sufficient to meet the requirements specified in subsection (b) hereof. Such election shall only be effective for those Plan Years in which:

                  (a) the Plan would not be a Top-Heavy Plan as defined in
Section 16.1(i), above, if "90%" were substituted for "60%" in Sections 16.1(h) and 16.1(i)(2), and

                  (b) with respect to each plan described in Section 16.1(b)(1) or (2): (1) the minimum benefit described in Section 416(c)(2) of the Code (as modified by Section 416(h)(2)(A)(ii)(II)) is provided by each such plan which is a defined contribution plan, and (2) the minimum benefit described in Section 416(c)(1) of the Code (as modified by Section 416(h)(2)(A)(ii)(I)) is provided by each such plan which is a defined benefit plan.

         Section 16.5 Certain Benefits Disregarded. The requirements of Section
16.2 and Section 16.3, above, must be met without taking into account contributions or benefits under Chapters 2 or 21 of the Code, Title II of the Social Security Act, or any other federal or state law.

         Section 16.6 Multiple Employer Top-Heavy Provisions. Notwithstanding any provisions of this Plan to the contrary, Sections 16.1, 16.2, 16.3, 16.4, and 16.5 shall be applied separately with regard to the Plan Sponsor, each Work Site Employer, and each Related Employer as if each were a separate Employer.

         IN WITNESS WHEREOF, we have hereunto set our hands this 31st day of January, 2001.

ATTEST:                             HOLLYWOOD MEDIA CORP.



                                    By:  /s/ Nicholas Hall
- -----------------------                ---------------------------------
[SEAL]

                                   APPENDIX I

         The Plan provides the following different professionally-managed investment funds:
                  -
                    (Option A) -

                  -
                    (Option B) -

                  -
                    (Option C) -

                  -
                    (Option D) -

                  -
                    (Option E) -

                  -
                    (Option F) -

                  -
                    (Option G) -

         The Participant may change his investment allocations on a daily basis. A change in allocation will only affect future contributions. If a Participant does not instruct the Committee as to how to invest future contributions, 100% of such contributions shall be invested in Option G.

         With respect to a Participant's existing investments, the Participant can change any investment in his account be liquidated and that the proceeds be reinvested in another option on a daily basis. If the Participant does not notify Trustee as to how to invest existing investments, such investments shall be invested in Option G.

         The following rules shall apply with respect to any changes:
         (1) To make a change, the Participant must submit a request on a form provided by the Committee. The completed form must be presented to the Committee within three months from the date that the request is to take effect. In addition, the Participant may use the telephone system to make a change.
         (2) The Committee shall honor the most recent affirmative investment election made by the Participant, until and unless a subsequent election is made.
         (3) A Participant may change an investment option with the same frequency that any other investment option may be changed.
         (4) In no event shall any investment election take effect more than three months after the date that the Employee requested the change.

                                   APPENDIX II
                                   -----------

         Each Related Employer which adopted the Plan is as follows: